EXHIBIT 99.2.5

FOURTH SUPPLEMENTAL INDENTURE

FOURTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of May 28, 2004, among Armus, LLC, a Delaware limited liability company, Big Cloud Powder Corporation, a Delaware corporation, C&D Chemical Products, Inc., a Delaware corporation, C&D Detergents, Inc., a Delaware corporation, C&D Technologies, Inc., a Delaware corporation, Chicago Contract Powder Corporation, an Illinois corporation, Chicago Management Powder Corp., a Delaware corporation, Church & Dwight Company, a Wyoming corporation, and Dewitt International Corporation, a Delaware corporation (each a “New Guarantor”), each a subsidiary of Church & Dwight Co., Inc., a Delaware corporation (the “Company”), successor by merger to Armkel, LLC, a Delaware limited liability company (“Armkel”), Armkel Finance, Inc., a Delaware corporation (the “Sub Co-Issuer”), the Subsidiary Guarantors listed on the signature page hereof (the “Existing Guarantors”) and The Bank Of New York, a New York banking corporation, as trustee under the Indenture referred to below (the “Trustee”)

W I T N E S S E T H :

WHEREAS Armkel and Sub Co-Issuer have heretofore executed and delivered to the Trustee an Indenture (the “Original Indenture”) dated as of August 28, 2001, providing for the issuance of an aggregate principal amount of $225,000,000 of 9 1/2 % Senior Subordinated Notes due 2009 (the “Securities”) of Armkel and Sub Co-Issuer, and the Existing Guarantors have guaranteed the obligations of Armkel and Sub Co-Issuer under the Securities pursuant to a Supplemental Indenture dated as of September 28, 2001 (the “First Supplemental Indenture”);

WHEREAS the Original Indenture was further amended and supplemented by a Second Supplemental Indenture dated as of May 27, 2004 (the “Second Supplemental Indenture”);

WHEREAS Armkel has merged with and into the Company, and in connection therewith the Company, Sub Co-Issuer, the Subsidiary Guarantors and the Trustee executed and delivered a Third Supplemental Indenture dated as of May 28, 2004 (the “Third Supplemental Indenture,” and together with the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, the “Indenture”);

WHEREAS Section 4.11 of the Indenture provides that under certain circumstances the Company and Sub Co-Issuer are required to cause the New Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantors shall unconditionally guarantee all the Company’s and Sub Co-Issuer’s obligations under the Securities pursuant to a Subsidiary Guarantee on the terms and conditions set forth herein; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee, the Company, Sub Co-Issuer and the Existing Guarantors are authorized to execute and deliver this Supplemental Indenture;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantors, the Company, Sub Co-Issuer, the Existing Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

1. AGREEMENT TO GUARANTEE. Each New Guarantor hereby agrees, jointly and severally with all the Existing Guarantors, to unconditionally guarantee the Company’s and Sub Co-Issuer’s obligations under the Securities on the terms and subject to the conditions set forth in Articles 11 and 12 of the Indenture and to be bound by all other applicable provisions of the Indenture and the Securities.

2. RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURE PART OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

3. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

4. TRUSTEE MAKES NO REPRESENTATION. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture

5. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not effect the construction thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

NEW GUARANTORS

ARMUS, LLC
BIG CLOUD POWDER CORPORATION
C&D CHEMICAL PRODUCTS, INC.
C&D DETERGENTS, INC.
CHURCH & DWIGHT TECHNOLOGIES, INC.
CHICAGO CONTRACT POWDER CORPORATION
CHICAGO MANAGEMENT POWDER CORPORATION
CHURCH & DWIGHT COMPANY
DEWITT INTERNATIONAL CORPORATION

By:	/s/ Zvi Eiref
Name:	Zvi Eiref
Title:	Vice President

COMPANY AND SUB CO-ISSUER

CHURCH & DWIGHT CO., INC.

By:	/s/ Zvi Eiref
Name:	Zvi Eiref
Title:	Vice President Finance
and Chief Financial Officer

ARMKEL FINANCE, INC.

By:	/s/ Zvi Eiref
Name:	Zvi Eiref
Title:	Vice President

EXISTING GUARANTORS

ARMKEL CONDOMS, LLC
ARMKEL CRANBURY, LLC
ARMKEL DENTURES, LLC
ARMKEL DEPILATORIES, LLC
ARMKEL DIAGNOSTICS, LLC
ARMKEL DROPS, LLC
ARMKEL PRODUCTS, LLC

By:	/s/ Zvi Eiref
Name:	Zvi Eiref
Title:	Vice President

TRUSTEE

THE BANK OF NEW YORK, as Trustee,

By:	/s/ Patricia Gallagher
Name:	Patricia Gallagher
Title:	Vice President